                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       FlexiInternational Software, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            FLEXIINTERNATIONAL SOFTWARE, INC.
                                   TWO ENTERPRISE DRIVE
                               SHELTON, CONNECTICUT 06484

        ------------------------------------------------------------------------

                        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON FRIDAY, MAY 24, 2002

        ------------------------------------------------------------------------

          To the Stockholders of FlexiInternational Software:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FlexiInternational Software, Inc. (the "Company") will be held on Friday, May 24, 2002, at the offices of the Company located at 3541 Bonita Bay Boulevard, Suite 200, Bonita Springs, Florida 34134, at 10:00 a.m., Florida time, to consider and act upon the following matters:

          1. To elect two Class II Directors to serve for the ensuing three years.

          2. To ratify the selection of Hill, Barth & King LLC as the Company's independent accountants for the current fiscal year.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on Monday, April 1, 2002 will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof. A list of the Company's stockholders is open for examination by any stockholder at the executive offices of the Company, Two Enterprise Drive, Shelton, Connecticut 06484 and will be available at the meeting.

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2001, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

     All stockholders are cordially invited to attend the Annual Meeting of Stockholders.

                                          By Order of the Board of Directors,

                                          JOHN K.P. STONE III, ESQ.
                                          Assistant Secretary

Shelton, Connecticut
April 12, 2002

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS PLEASE COMPLETE DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                       FLEXIINTERNATIONAL SOFTWARE, INC.
                              TWO ENTERPRISE DRIVE
                           SHELTON, CONNECTICUT 06484

--------------------------------------------------------------------------------

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON FRIDAY, MAY 24, 2002

--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of FlexiInternational Software, Inc. (the "Company"), for use at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, May 24, 2002, and at any adjournments of that meeting. All proxies will be voted in accordance with the stockholders' instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

     The Company's Annual Report to Stockholders for the year ended December 31, 2001 was mailed to stockholders along with these proxy materials on or about April 12, 2002.

     THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 1, 2002. Please address all such requests to the Company, attention of Stefan R. Bothe, Chief Executive Officer, FlexiInternational Software, Inc., Two Enterprise Drive, Shelton, Connecticut 06484. Exhibits will be provided upon written request, at no charge.

QUORUM REQUIREMENT

     At the close of business on April 1, 2002, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"), there were outstanding and entitled to vote an aggregate of 17,784,185 shares of Common Stock, par value $0.01 per share (the "Common Stock"). Holders of Common Stock are entitled to one vote per share.

     Under the Company's Amended and Restated By-laws (the "By-laws"), the holders of a majority of the number of votes represented by shares of Common Stock issued, outstanding and entitled to vote on any matter shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

VOTES REQUIRED

     The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required for all other matters being presented to the stockholders for approval at the Annual Meeting.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth the beneficial ownership of the Company's Common Stock as of January 31, 2002, by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and current executive officers of the Company as a group. Unless otherwise specified below, the address for each of the parties is c/o FlexiInternational Software, Inc., Two Enterprise Drive, Shelton, CT 06484.

                                                            NUMBER OF SHARES
                                                            OF COMMON STOCK
                                                              BENEFICIALLY     PERCENTAGE OF COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER                            OWNED(1)       STOCK OUTSTANDING(2)
------------------------------------                        ----------------   --------------------
WR Hambrecht & Co., LLC and affiliates(3).................     4,733,673               26.7%
Stefan R. Bothe(4)........................................     1,260,696                7.1
Jennifer V. Cheng(5)......................................       603,000                3.4
Robert A. Degan(6)........................................        12,750                  *
A. David Tory(7)..........................................        94,400                  *
Adrian A. Marchi(8).......................................       333,334                1.8
Dmitry G. Trudov(9).......................................        20,414                  *
Frank T. Grywalski(10)....................................       331,669                1.8
John E. Jagodnik(11)......................................            --                 --
All directors and current executive officers as a group
   (6 persons)(12)........................................     2,324,594               10.7

---------------

  *  Less than 1%

 (1) The inclusion in this table of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, to the knowledge of the Company based upon information provided by such persons, each person listed above has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares listed. For purposes of this table, each person is deemed to beneficially own any shares subject to stock options, warrants or other securities convertible into Common Stock, which are currently exercisable (or convertible) within 60 days after January 31, 2002.

 (2) As of January 31, 2002, on which date there were a total of 17,715,228 shares of Common Stock outstanding.

 (3) The beneficial ownership WR Hambrecht & Co., LLC is as reported on its
     Schedule 13D filed with the Commission on December 14, 2001. Consists of 4,116,711 shares with respect to which WR Hambrecht & Co., LLC and Mr. Hambrecht, a member of WR Hambrecht & Co., LLC, respectively, share voting and dispositive power and 616,962 shares owned by Mr. Hambrecht. Mr. Hambrecht disclaims beneficial ownership of all shares held by WR Hambrecht & Co., LLC except to the extent of his proportional ownership interest therein. The address for WR Hambrecht & Co., LLC, as reported on its most recent Schedule 13D, is 550 15th Street, San Francisco, California 94103.

 (4) Includes 166,668 shares subject to options exercisable within 60 days after January 31, 2002. Excludes 603,000 shares beneficially owned by Jennifer V. Cheng, Mr. Bothe's spouse, with respect to which Mr. Bothe disclaims beneficial ownership.

 (5) Includes 61,750 shares subject to options exercisable within 60 days after January 31, 2002 and 5,000 shares held by Cheng Associates, a limited partnership of which Ms. Cheng is the general partner. Excludes 1,260,696 shares beneficially held by Stefan R. Bothe, Ms. Cheng's spouse, with respect to which Ms. Cheng disclaims beneficial ownership.

 (6) Consists of shares subject to options exercisable within 60 days after January 31, 2002.

 (7) Includes 50,500 shares subject to options exercisable within 60 days after January 31, 2002.

 (8) Consists of shares subject to options exercisable within 60 days after January 31, 2002.

 (9) Consists of shares subject to options exercisable within 60 days after January 31, 2002.

(10) Mr. Grywalski ceased serving as an executive officer of the Company in August 2001, but remained employed by the Company in a non-executive capacity until February 2002. Mr. Grywalski's share number includes 221,669 shares subject to options exercisable within 60 days after January 31, 2002.

(11) Mr. Jagodnik ceased serving as an executive officer of the Company in August 2001.

(12) Includes an aggregate of 867,085 shares held by current executive officers and directors subject to options exercisable within 60 days after January 31, 2002.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

     The Company has a classified Board of Directors consisting of three classes, with members of each class holding office for staggered three-year terms. In March 2000, the Board of Directors elected Robert A. Degan as a Class II director. Currently there are two Class II directors, whose terms expire at this Annual Meeting, one Class I director, whose term expires at the 2004 annual meeting of stockholders and one Class III director, whose term expires at the 2003 annual meeting of stockholders.

     The persons named in the enclosed proxy will vote to elect Jennifer V. Cheng and Robert A. Degan as Class II Directors to serve for the ensuing three years, unless authority to vote for Ms. Cheng or Mr. Degan is withheld by marking the proxy to that effect. Ms. Cheng and Mr. Degan are each currently a Class II Director and each of them have indicated their willingness to serve, if elected. In the event one or both of the nominees are unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will be unable or unwilling to serve if elected.

DIRECTORS AND NOMINEE

     Set forth below, for each director of the Company (including the two nominees for Class II Directors), is each director's respective name, age, positions with the Company, principal occupation, business experience during the past five years, the names of other publicly held corporations of which such person is a director and the year during which each such person first became a director of the Company. Other than Mr. Stefan R. Bothe and Ms. Jennifer V. Cheng, who are husband and wife, there are no family relationships among any of the directors and executive officers of the Company.

  NOMINEE FOR CLASS II DIRECTOR (TERM TO EXPIRE AT 2005 ANNUAL MEETING)

     Jennifer V. Cheng, age 52, has served as a Director of the Company since the Company's inception in 1990. She was also the Company's President from its inception through February 1999. Since June 1999, Ms. Cheng has been President of International Boutiques.com LLC, a start-up Internet retail company. In addition, since 1984, Ms. Cheng has been a General Partner of Cheng Associates, an investment partnership specializing in investments in emerging growth companies, including technology companies. Prior to forming Cheng Associates, Ms. Cheng served with several major financial organizations, including Morgan Stanley & Co., Inc., as an emerging growth Stock Analyst, Mutual Life Insurance Company of New York, as Director of Equity Investments, and Donaldson, Lufkin & Jenrette Securities Corporation, as a Research Analyst.

     Robert A. Degan, age 63, has served as a Director of the Company since March 2000. Mr. Degan has been a private investor since January 2000. From November 1998 to December 1999, Mr. Degan served as General Manager of the Enhanced Services & Migration Unit (formerly, Summa Four, Inc.) of Cisco Systems, Inc. From January 1997 to October 1998, Mr. Degan was Chairman, President and Chief Executive Officer of Summa Four, Inc., a developer of open platforms for telecommunications providers. From August 1996 to December 1996, Mr. Degan was Executive Vice President of the Communications Product Group (formerly, Tylink Corporation) of Sync Research. From March 1991 to August 1996, Mr. Degan was President, Chief Executive Officer and a Director of Tylink Corporation, a supplier of digital access products to users of high speed digital networks. Mr. Degan is also a Director of Gensym Corporation, Overland Data, Inc. and Caminosoft Corp.

  CLASS I DIRECTOR (TERM EXPIRES AT 2004 ANNUAL MEETING)

     Stefan R. Bothe, age 52, has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since March 1993. From November 1991 to February 1993, Mr. Bothe was President and Chief Executive Officer of DSI Group N.V., a Dutch-based international software company. From 1989 to 1991, Mr. Bothe was President and Chief Executive Officer of GEAC Computer Corporation Limited ("GEAC"), a software company. Prior to joining GEAC, Mr. Bothe was President of the Application Products Division of Computer Associates International, Inc. ("Computer Associates"), one of the largest software companies in the industry. While at Computer Associates, Mr. Bothe held numerous senior management positions, including President of the International Division, President of the Micro Products Division and Senior Vice President of Marketing.

  CLASS III DIRECTOR (TERM EXPIRES AT 2003 ANNUAL MEETING)

     A. David Tory, age 59, has served as a Director of the Company since September 1997. Since September 1995, Mr. Tory has been an independent consultant. From November 1988 to September 1995, he was President and Chief Executive Officer of The Open Software Foundation, a non-profit consortium of major computer hardware and software companies and user organizations.

BOARD OF DIRECTOR AND COMMITTEE MEETINGS

     The Board of Directors met four times during the fiscal year ended December 31, 2001. Each of the Company's directors attended at least 75% of the total number of meetings of the Board of Directors held during fiscal 2001 and at least 75% of the total number of meetings held during such period by all committees on which he or she then served.

     The Company has a standing Audit Committee of the Board of Directors which, among other things, recommends independent auditors, reviews with the independent auditors the Company's internal accounting control policies and procedures and the results and scope of the audit and provides the opportunity for direct contact between the Company's independent auditors and the Board of Directors. The Audit Committee met four times during the fiscal year ended December 31, 2001.

     The Company has a standing Compensation Committee of the Board of Directors which, among other things, reviews and makes recommendations concerning salaries, bonuses and incentive compensation for employees of, and consultants to, the Company and administers and grants stock options pursuant to the Company's stock option plans. The Compensation Committee met two times during the fiscal year ended December 31, 2001.

     The Company does not have a standing Nominating Committee of the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Messrs. Tory and Degan, each of whom is a nonemployee director. No executive officer of the Company served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director of or member of the Compensation Committee of the Board of Directors of the Company.

COMPENSATION OF DIRECTORS

     Under the Company's 1997 Director Stock Option Plan (the "Director Plan"), each nonemployee director receives an option to purchase 7,500 shares of Common Stock at the close of business on the date when such nonemployee director is initially elected to the Board of Directors, and each continuing nonemployee director receives an option to purchase 5,250 shares of Common Stock on the date of each annual meeting of stockholders after his or her election. The exercise price of all options granted under the Director Plan is the last reported sale price per share of the Common Stock on the OTC Bulletin Board Service on the date of grant. The Director Plan provides that all options are fully vested on the date of grant.

     In addition, effective as of January 1, 2000, members of the Board of Directors who are not employees of the Company are paid a retainer of $12,000 per year, payable in equal quarterly installments. The Company also reimburses nonemployee directors for their out-of-pocket expenses in connection with their attendance at Board of Directors and committee meetings.

     On the date of the Company's Annual Meeting, Ms. Cheng and Mr. Degan (assuming they are re-elected to the Board of Directors) and Mr. Tory will each receive a fully vested and immediately exercisable option to purchase 5,250 shares of Common Stock at an exercise price per share equal to the last reported sale price per share of the Common Stock on the OTC Bulletin Board Service on such meeting date.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table sets forth the total compensation paid or accrued for the three fiscal years ended December 31, 2001, 2000 and 1999 for the Company's
(i) Chief Executive Officer, (ii) the Company's four other executive officers who, during the year ended December 31, 2001, served as an executive officer of the Company and whose individual total salary and bonus exceeded $100,000 during such fiscal year and (iii) two former executive officers of the Company who served as executive officers during the year ended December 31, 2001 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                               ANNUAL            COMPENSATION
                                                          COMPENSATION(2)           AWARDS
                                                        --------------------     -------------
                                                                                  SECURITIES
                                               FISCAL                             UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION(1)                  YEAR    SALARY($)   BONUS($)     OPTIONS(#)(3)   COMPENSATION($)
------------------------------                 ------   ---------   --------     -------------   ---------------
Stefan R. Bothe..............................   2001    $200,000    $106,666(4)     100,000          12,272(5)
  Chairman and Chief Executive Officer          2000     200,000     240,592        200,000           5,250(6)
                                                1999     200,000     175,000             --           4,746(6)

Adrian A. Marchi.............................   2001     150,000      14,664        100,000           4,548(6)
  Vice President of Sales and Client Services   2000       9,558          --             --              --
                                                1999          --                         --              --

Dmitry G. Trudov.............................   2001      91,875       7,208         10,000           2,973(6)
  Chief Technology Officer                      2000      87,355          --         25,000           2,620(6)
                                                1999      66,653          --          3,938           1,170(6)

Frank T. Grywalski(7)........................   2001     190,000      20,416         50,000           4,088(6)
  Former Executive Officer                      2000     190,000      88,333         25,000           4,144(6)
                                                1999     118,141      56,667        375,000             775(6)

John E. Jagodnik(8)..........................   2001     122,850      12,500             --           5,357(9)
  Former Executive Officer                      2000     140,400      13,500             --           1,931(6)
                                                1999     156,150          --             --              --

---------------

(1) Lists the principal position with the Company as of December 31, 2001.

(2) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have been omitted in those instances where such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonus for the Named Executive Officer for the fiscal year.

(3) Represents the number of shares covered by options to purchase shares of the Company's Common Stock granted during the fiscal year listed. The Company did not grant any stock appreciation rights during the years ended December 31, 1999, 2000 and 2001.

(4) Mr. Bothe was paid a scheduled executive bonus through July 2001, at which time his bonus was discontinued as part of an executive compensation reduction program implemented by the Company's Board of Directors.

(5) Represents Company paid car allowance of $7,000 and Company contributions under the 401(k) plan of $5,272.

(6) Represents Company contributions under the 401(k) plan.

(7) Mr. Grywalski ceased serving as an executive officer of the Company in August 2001 but remained employed in a non-executive capacity until February 2002.

(8) Mr. Jagodnik ceased being an executive officer and an employee of the Company in August 2001.

(9) Represents paid-out vacation pay on termination of employment of $1,822 and Company contributions under the 401(k) plan of $3,534.

OPTION GRANTS

     The following table sets forth information regarding option grants and exercises during the fiscal year ended December 31, 2001 to or by the Named Executive Officers and the number and value of the unexercised options held by such persons on December 31, 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE
                                              INDIVIDUAL GRANTS                             VALUE AT ASSUMED
                       ---------------------------------------------------------------    ANNUAL RATES OF STOCK
                                              PERCENT OF TOTAL   EXERCISE                PRICE APPRECIATION FOR
                       NUMBER OF SECURITIES   OPTIONS GRANTED     PRICE                      OPTION TERM(3)
                        UNDERLYING OPTIONS    TO EMPLOYEES IN      PER      EXPIRATION   -----------------------
NAME                        GRANTED(1)          FISCAL YEAR      SHARE(2)      DATE          5%          10%
----                   --------------------   ----------------   --------   ----------   ----------   ----------
Stefan R. Bothe......        100,000                18.5%         $0.19      01/29/11     $11,949      $30,281
Adrian A. Marchi.....        100,000                18.5           0.17      01/22/11      10,691       27,094
Dmitry G. Trudov.....         10,000                 1.9           0.17      01/22/11       1,069        2,709
Frank T. Grywalski...         50,000                 9.3           0.19      01/29/11       5,974       15,140
John E. Jagodnik.....         10,000                 1.9           0.17     Cancelled          --           --

---------------

(1) Each option represents a right to purchase shares of the Company's Common Stock. Each option vests in three equal annual installments.

(2) The exercise price per share of each option was equal to the fair market value per share of Common Stock on the date of grant as reported on the OTC Bulletin Board.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercises of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock, the option holder's continued employment through the option period, and the date on which the options are exercised.

OPTION YEAR END VALUES

     The following table sets forth, for each of the Named Executive Officers, the number of shares acquired upon the exercise of options during the fiscal year ended December 31, 2001, the aggregate dollar value realized upon such exercise and the number and value of unexercised options held by each such Named Executive Officer on December 31, 2001.

                         FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED             IN-THE-MONEY
                               SHARES                    OPTIONS AT FISCAL                OPTIONS AT
                              ACQUIRED                       YEAR-END                   FISCAL YEAR-END
                                 ON       VALUE     ---------------------------   ---------------------------
NAME                          EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          --------   --------   -----------   -------------   -----------   -------------
Stefan R. Bothe.............     --         --        166,668        133,332           --             --
Adrian A. Marchi............     --         --             --        100,000           --             --
Dmitry G. Trudov............     --         --         17,080         32,008           --             --
Frank T. Grywalski..........     --         --        221,669        228,331           --             --
John E. Jagodnik............     --         --             --             --           --             --

                              CERTAIN TRANSACTIONS

     In February 1999, the Company entered into a severance agreement with Ms. Cheng in connection with her ceasing to serve as an executive officer of the Company. Under the agreement, the Company made 12 monthly payments to Ms. Cheng totaling $319,652 after Ms. Cheng's termination of employment. In addition, the Company was required to continue to pay Ms. Cheng up to 12 such additional monthly payments in the second year following termination, unless Ms. Cheng secured other employment as provided therein. The Company ceased making payments to Ms. Cheng in February 2001.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OVERVIEW

     The Audit Committee of the Company's Board of Directors was established in September 1997 and acts under a written charter first adopted and approved in February 2002. A copy of this charter is attached to this proxy statement as Appendix A. The Audit Committee of the Company's Board of Directors is composed of two independent, nonemployee members, Messrs. Tory and Degan. Messrs. Tory and Degan are independent directors, as defined by the rules of the Nasdaq Stock Market.

     The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2001 and discussed these financial statements with the Company's management. Management represented to the Audit Committee that the Company's financial statements had been prepared in accordance with generally accepted accounting principles. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Hill, Barth & King LLC, the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

     - methods to account for significant unusual transactions;

     - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     - the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     - disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

     By the Audit Committee of the Board of Directors of the Company,

                                          A. David Tory
                                          Robert A. Degan

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW

     The Company established a Compensation Committee of the Board of Directors in September 1997 and this committee currently consists of Messrs. Tory and Degan. The Compensation Committee was responsible for determining salaries and incentive compensation for the fiscal year ended December 31, 2001 for employees of the Company, including its Chief Executive Officer and other executive officers, and for granting options under and administering the Company's stock plans.

     The Company's compensation program is designed to achieve the following objectives:

     - provide compensation that attracts, motivates and retains the best talent and highest caliber people to serve the Company's customers and achieve its strategic objectives;

     - recognize and reward individual performance and responsibility; and

     - align management's interest with the interests of the stockholders and the success of the Company through long-term equity incentives.

COMPENSATION PROGRAM

     General. The Company's executive compensation program consists of base salary, annual incentive compensation, long-term equity incentives in the form of stock options and certain benefits, such as life and medical insurance and a 401(k) savings plan, which are generally available to all employees of the Company. The Compensation Committee believes that its executive compensation program provides an overall level of compensation that is competitive in the accounting software industry and comparable to those of other companies of similar size and complexity.

     Base Salary. Base salary compensation is generally set within the range of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses and of comparable size and success. Salary is determined within this range by the Company's financial performance and the individual's performance based on predetermined non-financial objectives. Non-financial objectives include an individual's contribution to the Company as a whole, including his or her ability to motivate others, develop the skills necessary to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success.

     Cash Incentives. Cash incentive compensation is designed to tie compensation to performance by the Company and by the individual. The Compensation Committee considers a number of factors in determining whether incentive awards should be paid, including achievement by the Company and/or specific business units of approved budgets, new product introductions, progress in development of new products and operating income and cash flow goals. The Compensation Committee also considers the achievement by the executives of their assigned objectives. In considering individual performance, as contrasted to Company performance, the Compensation Committee relies more on subjective evaluations of performance than on quantitative data or objective criteria.

     Long-Term Incentive Compensation. During the fiscal year ended December 31, 2001, long-term incentives were provided in the form of options under the Company's 1997 Stock Incentive Plan and two offerings under its 1997 Employee Stock Purchase Plan. The objectives of these plans are to align executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock.

     1997 Stock Incentive Plan. Stock options are generally granted at an option price equal to the fair market value of the Common Stock on the date of grant. In selecting executives eligible to receive option grants and determining the amount and frequency of such grants, the Compensation Committee evaluates a variety of factors, including:

     - the job level of the executive;

     - option grants awarded by competitors to executives at a comparable job levels;

     - past, current and prospective service rendered by the executive; and

     - the current equity holding of the executive in the Company.

     During fiscal 2001, the Compensation Committee approved option grants for an aggregate of 270,000 shares of Common Stock to the Named Executive Officers.

     1997 Employee Stock Purchase Plan. The 1997 Employee Stock Purchase Plan is available to virtually all employees, including executive officers, and allows participants to purchase shares at a discount of 15 percent from the fair market value at the beginning or end of the applicable purchase period. During the fiscal year ended December 31, 2001, two offerings were made under this plan with per-share purchase prices of $0.13277 and $0.0765.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee determined the salary for the fiscal year ended December 31, 2001 for the Company's Chief Executive Officer, Mr. Bothe, based on subjective and objective factors, including the Company's operating results for the year. Using these criteria, the Compensation Committee continued Mr. Bothe's base salary for the fiscal year ended December 31, 2001 at its 1999 and 2000 levels of $200,000 and paid a scheduled executive bonus to Mr. Bothe of $106,666 through July 2001, at which time his bonus was discontinued as part of an executive compensation reduction program implemented by Board of Directors. In addition, on January 29, 2001, Mr. Bothe was granted an option to purchase 100,000 shares of Common Stock at an exercise price of $0.19 per share. This option vests in three equal annual installments beginning on January 29, 2002. The Compensation Committee believes that Mr. Bothe's total compensation for the fiscal year ended December 31, 2001 was appropriate in light of the Company's performance and circumstances in its market place. The Compensation Committee intends to assess Mr. Bothe's compensation from time to time to assure that it appropriately reflects Mr. Bothe's performance and that it remains competitive within the accounting software industry.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to its executive officers through option issuances under the Plan in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the Plan will be treated as qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

     By the Compensation Committee of the Board of Directors,

                                          A. David Tory
                                          Robert A. Degan

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company's Common Stock for the period from December 12, 1997, the date on which the Company's stock commenced public trading, through December 31, 2001, with the cumulative total return of (i) the Center for Research in Security Prices ("CRSP") Total Return Index for the Nasdaq National Market and (ii) a self-determined peer group index over the same period. The self-determined Peer Group Index consists of the Company, AXS-ONE Inc. (f/k/a Computron Software, Inc.), Epicor Software Corp., Great Plains Software, Inc., J.D. Edwards & Company, Infinium Software, Inc., PeopleSoft Inc. and Walker Interactive Systems, Inc. This comparison assumes the investment of $100 on December 12, 1997 in the Company's Common Stock, the Nasdaq National Market Index and the Peer Group Index and assumes dividends, if any, are reinvested.

                              (PERFORMANCE GRAPH)

-------------------------------------------------------------------------------------------------------
                             12/12/97     12/31/97     12/31/98     12/31/99     12/31/00     12/31/01
-------------------------------------------------------------------------------------------------------
  FLEXIINTERNATIONAL
     SOFTWARE, INC.           100.00       140.90        21.60         4.50         0.70         0.51
  Nasdaq Stock Market (US
     Companies)               100.00       102.30       144.10       262.00       176.98       136.60
  Self-Determined Peer
     Group                    100.00       115.00        61.20        74.30        95.04       100.29

                                  PROPOSAL II

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of Hill, Barth & King LLC ("HBK") as the Company's independent auditors for the fiscal year ended December 31, 2002. Although stockholder ratification of the Board of Directors' selection of HBK is not required by law, the Board of Directors believes that it is advisable to give stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of HBK. Representatives of HBK are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF HBK AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002.

CHANGES IN INDEPENDENT AUDITORS

     On December 21, 2001, with the approval of the Audit Committee and the concurrence of the Board of Directors, the Company engaged HBK as its independent auditors and dismissed its former independent auditors, Deloitte & Touche LLP ("Deloitte & Touche"), effective as of that date. The dismissal of Deloitte & Touche was primarily the result of cost cutting measures under taken by the Company in 2001. Prior to the engagement of HBK, Deloitte & Touche LLP had served as the independent auditors of the Company since December 1999. Prior to the engagement, there were no consultations between HBK and the Company regarding the treatment of accounting, auditing or financial reporting issues. Deloitte & Touche performed audits of the Company's financial statements for the years ended December 31, 1999 and 2000. Deloitte & Touche issued an audit report dated January 29, 2000, for fiscal year 1999, which contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte & Touche also issued an audit report dated February 27, 2001, for fiscal year 2000, which contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for a qualification regarding the existence of substantial doubt about the Company's ability to continue as a going concern. There have been no disagreements between the Company and Deloitte & Touche in connection with the audit of the Company's financial statements for the fiscal years ended December 31, 1999 and 2000, and in the subsequent interim period through December 21, 2000, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of the disagreements in its report on the Company's financial statements for any such periods. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, occurred with respect to the Company's two most recent fiscal years or the subsequent interim period through December 21, 2001 preceding the dismissal of Deloitte & Touche. Deloitte & Touche has furnished the Company with a letter addressed to the SEC stating that it agrees with the above statements.

AUDIT FEES

     The aggregates fees billed by HBK for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 were $55,339.

     The aggregates fees billed by Deloitte & Touche, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q during fiscal 2001 were $58,620.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Neither HBK nor Deloitte rendered any professional services for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

ALL OTHER FEES

     Neither HBK nor Deloitte provided services to the Company other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2001.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names and, as required by law, the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of copies of reports filed by "reporting persons" of the Company under Section 16(a) of the Securities and Exchange Act of 1934, as amended ("Section 16(a)"), and written representations from such reporting persons, the Company believes that all filings required to be made by reporting persons of the Company were timely filed for the year ended December 31, 2001 in accordance with Section 16(a).

       STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

     Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") for inclusion in the Company's proxy materials for its 2003 Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal office in Shelton, Connecticut no later than December 14, 2002.

     Written notice of proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the 2003 Annual Meeting of Stockholders must have been received by the Company at its principal office in Shelton, Connecticut on or before February 26, 2003, in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act. The persons designated in the Company's proxy card will be granted discretionary authority with respect to any stockholder proposal with respect to which the Company does not receive timely notice. If a shareholder proposal is received by the Company in a timely manner, the persons designated in the Company's proxy card may still exercise discretionary authority under circumstances consistent with the SEC's proxy rules.

     In addition, with respect to stockholder nominations of directors, the Company's Bylaws require all stockholder proposals to be timely submitted in advance to the Company at the principal offices of the Company in Shelton, Connecticut. To be timely, the Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2003 Meeting; provided that, if less than 70 days' notice or prior public disclosure of the date of the 2003 Annual Meeting is given or made, the notice must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.

                                          By Order of the Board of Directors,

                                          JOHN K.P. STONE III, ESQ.
                                          Assistant Secretary
April 12, 2002

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE 2002 ANNUAL MEETING. WHETHER OR NOT STOCKHOLDERS PLAN TO ATTEND STOCKHOLDERS ARE URGED TO COMPLETE DATE SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER
                       FLEXIINTERNATIONAL SOFTWARE, INC.

I.  MEMBERSHIP

     A. Number. The Audit Committee shall consist of at least two independent, financially literate members of the board of directors meeting the requirements set forth in Sections I.B and I.C. below; provided that if the Company shall be listed on The Nasdaq National Market, the Audit Committee shall consist of at least three members meeting the criteria set forth above.

     B. Independence. A director is independent if he or she is not an officer or employee of the Company or its subsidiaries, if he or she has no relationship which, in the opinion of the Company's board of directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director, and if he or she:

         1. has not been an employee of the Company or any affiliate of the Company in the current year or in any of the past three years;

         2. has no immediate family member who has been employed by the Company or an affiliate of the Company in any of the past three years (an immediate family member includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in a person's home);

         3. is not employed as an executive of an entity other than the Company having a compensation committee which includes any of the Company's executives;

         4. did not within the last fiscal year receive from the Company or any affiliate of the Company compensation -- other than benefits under at tax qualified retirement plan, compensation for director service or nondiscretionary compensation -- greater than $60,000; and

         5. has not in any of the past three years been a partner in, or controlling shareholder or executive of, a for profit business organization to which the Company made or from which the Company received payment (other than payment arising solely from investments in the Company's securities) that exceeds the greater of: (i) $200,000; or (ii) more than 5% of the Company's or business organization's consolidated gross revenues.

         Under exceptional and limited circumstances, one director who has a relationship making him or her not independent, and who is not a Company employee or an immediate family member of a Company employee, may serve on the Audit Committee if the board of directors determines that the director's membership on the Audit Committee is required by the best interests of the Company and its shareholders, and discloses in the next annual proxy statement after such determination the nature of the relationship and the reasons for the determination.

     C. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which result in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

     D. Chairman. Unless a Chairman is elected by the board of directors, the Audit Committee shall elect a Chairman by majority vote.

II.  RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The Audit Committee shall assist the board of directors in fulfilling their responsibilities to shareholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, outside auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management and/or its outside auditor.

     A. The Audit Committee shall review and reassess the adequacy of this charter at least annually.

     B. The outside auditor shall be accountable to the Audit Committee and the board of directors, which together shall have the ultimate authority and responsibility to nominate the outside auditor to be proposed for shareholder approval in any proxy statement, and to select, evaluate, and (where appropriate) replace the outside auditor.

     C. The Audit Committee shall ensure that they receive from the outside auditor the written disclosures and letter from the outside auditor required by Independence Standards Board Standard No. 1.

     D. The Audit Committee shall discuss with the outside auditor its independence, and shall actively engage in a dialogue with the outside auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the outside auditor.

     E. The Audit Committee shall review and discuss with the Company's management the Company's audited financial statements.

     F. The Audit Committee shall discuss with the outside auditor the matters about which Statement on Auditing Standards No. 61 requires discussion.

     G. Based upon its discharge of its responsibilities pursuant to Sections II.C through II.F and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether they will recommend to the board of directors that the Company's audited financial statements be included in the Company's annual reports on Forms 10-K.

     H. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

     I. The Audit Committee shall annually inform the outside auditor, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the outside auditor concerning any such communications, and shall notify the other members of the Audit Committee of any communications which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

     J. The Audit Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Audit Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Audit Committee of any discussions which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee's next scheduled meeting.

     K. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

     L. The Audit Committee shall meet privately at least once per year with:
        (i) the outside auditor; (ii) the Chief Financial Officer; (iii) the Controller; and (iv) the most senior person (if any) responsible for the internal audit activities of the Company.

                                          Adopted by the Audit Committee on
                                          February 7, 2002

PROXY                      FLEXIINTERNATIONAL SOFTWARE, INC.               PROXY

        PROXY FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS ON MAY 24, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, revoking all prior proxies, hereby appoint(s) Stefan
R. Bothe and John K.P. Stone, III, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of FlexiInternational Software, Inc. (the "Corporation") which the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Stockholders of the Corporation to be held on Friday, May 24, 2002 at 10:00 a.m., Florida time, at the offices of the Company at 3541 Bonita Bay Boulevard, Suite 200, Bonita Springs, Florida 34134, and at any adjournment thereof.

         In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the 2002 Annual Meeting or any adjournment thereof.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS. Attendance of the undersigned at the 2002 Annual Meeting, or at any adjournment thereof, will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Corporation or shall vote in person as the 2002 Annual Meeting.

         PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


               ---------------------------------------------------

         [X]  PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.

1. To elect two (2) Class II directors to serve for a three-year term or until their successors are elected and qualified.

         Class II Director Nominees: Jennifer V. Cheng and Robert A. Degan.

         [ ] FOR the nominees                    [ ]  WITHOLD authority to vote
             (except as marked below)                 for all nominees

              FOR all nominees, except authority withheld
               to vote for the following nominee:
                                                 -------------------------------

2. To ratify the selection of Hill, Barth & King LLC as the Company's independent auditors for the fiscal year ending December 31, 2002.

         [ ] FOR                    [ ] AGAINST                     [ ] ABSTAIN

         NOTE: Please sign your name exactly as it appears on your stock certificate(s), write in the date and return this proxy as soon as possible in the enclosed envelope. If the stock is registered in more than one name, each joint owner should sign. If signing as attorney, executor, trustee, administrator or guardian, please give full title as such. Only authorized officers should sign for corporations.



Date:                                      Date:
     ----------------------------------          -------------------------------


    -----------------------------------          -------------------------------
             Signature                             Signature (if held jointly)